UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21198 and 811-21301

Name of Fund:  BBIF Tax-Exempt Fund and Master Tax-Exempt LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BBIF Tax-Exempt Fund and

              Master Tax-Exempt LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2014

Date of reporting period: 03/31/2014

Item 1 – Report to Stockholders

MARCH 31, 2014

ANNUAL REPORT

BBIF Tax-Exempt Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Shareholder Letter

Dear Shareholder,

One year ago, U.S. financial markets were improving despite a sluggish global economy, as easy monetary policy provided investors with enough conviction to take on more risk in their portfolios. Slow but positive growth in the U.S. was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue to maintain its aggressive monetary stimulus programs.

Sentiment swiftly reversed in May when then-Fed Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported the markets. Emerging markets, which are more sensitive to changes in global liquidity, were particularly hurt by the prospect of ebbing cash flows from the U.S. Markets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed during the autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally relieved from the anxiety that had gripped them for quite some time.

The start of the new year brought another turn in sentiment, as heightened risks in emerging markets and mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from the Fed’s new Chairwoman, Janet Yellen. While U.S. economic data pointed to softer growth, investors viewed this trend as temporarily driven by poor winter weather and continued adding risk to their portfolios on the belief that growth would pick up in the coming months. In March, markets focused on decelerating growth in China and tensions between Russia and Ukraine over the disputed region of Crimea. Additionally, investors were caught off guard by a statement from Chairwoman Yellen indicating that the Fed may raise short-term interest rates earlier than the markets had previously forecasted. Bond markets came under pressure as the middle of the yield curve vaulted higher in response to the unexpected shift in forward guidance.

Against a backdrop of modest economic growth, investors over the past year remained highly attuned to potential changes in monetary policy. Despite the fact that markets were gearing up for a modest shift toward tighter conditions from the Fed, equity markets in the developed world generated strong returns for the six- and 12-month periods ended March 31, with stocks in the United States performing particularly well. In contrast, emerging markets were weighed down by concerns about reduced global liquidity, severe currency weakness, high levels of debt and uneven growth.

Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market experienced heightened volatility and poor performance over the reporting period. High yield bonds, however, benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Rob Kapito

President, BlackRock Advisors, LLC

  In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	12.51%	21.86%
U.S. small cap equities (Russell 2000® Index)	9.94	24.90
International equities (MSCI Europe, Australasia, Far East Index)	6.41	17.56
Emerging market equities (MSCI Emerging Markets Index)	1.39	(1.43)
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.07
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.85	(4.38)
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	1.70	(0.10)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.91	0.31
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	6.66	7.53
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-Month Period Ended March 31, 2014

Against a backdrop of continued moderate economic growth, low inflation and persistently high unemployment, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25% during the 12-month period ended March 31, 2014. After buying securities at a pace of $85 billion per month over the previous year, the FOMC altered course in December 2013. Citing the “cumulative progress toward maximum employment and the improvement in the outlook for labor market conditions,” the FOMC announced it would begin reducing the pace of its monthly purchases by $10 billion to a rate of $75 billion per month, beginning in January 2014. The FOMC held to this new course in 2014, paring its monthly purchases by an additional $10 billion at its regular meetings in January and March. Janet L. Yellen replaced Ben Bernanke as the Chair of the Board of Governors of the Federal Reserve in February. Yellen, who acted as vice chair under Bernanke, is expected to follow his approach of maintaining low short-term rates while continuing to reduce the FOMC’s monthly bond purchases at a measured pace.

In Europe, sub-par growth and a weak inflation environment compelled policymakers to employ an increasingly accommodative monetary policy throughout the period. Early in the second quarter of 2013, the eurozone was grappling with the aftermath of a severe banking crisis in Cyprus. Financial markets normalized when European and Cypriot officials ultimately agreed upon a controversial plan to impose a levy on bank depositors as a condition for the country to preserve its membership in the euro currency bloc. In September, the currency bloc received a crucial vote of confidence with the decisive re-election of Chancellor Angela Merkel in Germany as this was seen as an endorsement by German voters of her strong support of the euro. Ongoing efforts from the European Central Bank (“ECB”) to resuscitate the eurozone economy with record-low interest rates met only limited success in lifting growth measures. At the same time, inflation measures drifted lower, falling to 0.7% in October, less than half the ECB’s target rate. These conditions prompted the ECB to cut its main refinancing rate to 0.25% from 0.50% in November. Since then, ECB President Mario Draghi has repeatedly suggested that the central bank is ready to act aggressively if needed; thus far, however, the ECB has refrained from taking any further actions to stimulate the eurozone economy.

Late in the third quarter, the U.S. Federal Reserve introduced a fixed-rate reverse repurchase agreement (“repo”) facility in which select counterparties can lend U.S. dollars overnight to the Fed. Over the following six months, the Fed increased the maximum bid per counterparty from the initial amount of $500 million to $7 billion and increased the offered rate from 0.01% to 0.05%. Usage of this facility increased gradually to an average of $86 billion per day during the month of March. On March 31st, the facility generated a record one-day total of $242 billion in repo transactions as dealers reduced their inventories and collateral in the repo market became scarce.

London Interbank Offered Rates (“LIBOR”) notched lower over the 12 months due in large part to central bank liquidity measures, coupled with decreasing supply in the money market space. Benchmark three-month LIBOR fell by 0.05% to end the period at 0.23% — a historic low amid commercial banks extending to longer maturity dates or shifting funding needs away from the short-term wholesale markets. Other short-term rates, including U.S. Treasury bills, ground lower over the period as demand continued to outweigh supply. Yields on 3-month U.S. Treasury bills declined from 0.06% over the 12-month period to 0.03% as of March 31st. U.S. Treasury bills outstanding declined by $139 billion as the federal budget deficit improved and the U.S. Treasury cut the size of its weekly bill auctions to make room in its auction schedule to issue two-year floating rate notes (“FRNs”) — the first new structure issued in almost 17 years. FRN issuance totaled $41 billion in the first quarter of 2014. Much of the void resulting from the decline in supply has been filled with utilization of the Fed’s fixed-rate reverse repo facility, which has proven very popular with investors, particularly at calendar quarter-ends. A fully operational facility is expected to figure prominently in eventual decisions by policymakers to raise interest rates.

In the short-term tax-exempt market, conditions remained stable for yet another year as tax-exempt money fund industry assets declined by only 1.0% over the 12-month period to $269 billion as of March 31, 2014. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand notes (“VRDNs”) (as calculated by Municipal Market Data) ranged between a high of 0.23% and an all-time low of 0.03%, averaging 0.08% for the 12-month period. The sustained downward pressure on SIFMA Index levels is a reflection of the increasing prevalence of non-traditional buyers in the market and the continued demand by money market funds which saw a stabilization in assets over the past two years.

Although Janet Yellen has been installed as the new Chair of the Federal Reserve, the policy of easy money has not changed. This has kept rates on taxable overnight repos low by historical measures. Given the low levels on taxable repos, tax-exempt VRDNs remain attractive as an alternative investment for taxable money funds. This cross over demand, coupled with the natural demand from tax-exempt money funds, has placed undue pressure on VRDN yields as evidenced by the prolonged low levels of the SIFMA Index.

April 15th brings the annual tax season, during which tax-exempt money funds typically experience large outflows due to shareholders redeeming shares to pay their federal and state income tax bills. Tax season rolls into “note season” in June, when municipalities typically issue one-year tax and revenue anticipation notes. Given continued austerity measures at state and local municipalities, spending has been limited as well as the need for debt issuance. As such, supply of new-issue, one-year fixed-rate notes has diminished. Generally speaking, municipal money market funds tend to take advantage of note season to extend their weighted average maturity, pick up yield and diversify beyond bank exposure in the form of credit enhancement. This year, we expect investor demand for one-year notes will be stronger than in previous years. Given expectations that the end of the FOMC’s current monetary policy is on the horizon, issuers may need to offer greater yield premiums to entice buyers to extend out to the full year maturity, thereby steepening the yield curve.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Fund Information as of March 31, 2014

Investment Objective

BBIF Tax-Exempt Fund’s (the “Fund”) investment objective is to seek current income exempt from federal income tax, preservation of capital and liquidity.

Current Seven-Day Yields

	7-Day SEC Yields	7-Day Yields
Class 1	0.00%	0.00%
Class 2	0.00%	0.00%
Class 3	0.00%	0.00%
Class 4	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on October 1, 2013 and held through March 31, 2014) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2013	Ending Account Value March 31, 2014	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Class 2	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Class 3	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.28	$0.66	0.13%
Class 4	$1,000.00	$1,000.00	$0.65	$1,000.00	$1,024.28	$0.66	0.13%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense example reflects the net expenses of both the Fund and the master fund in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	5

Statement of Assets and Liabilities

March 31, 2014	BBIF Tax-Exempt Fund

Assets
Investments at value — Master Tax-Exempt LLC (the “Master LLC”) (cost — $321,871,701)	$321,871,701
Capital shares sold receivable	1,785,571

Total assets	323,657,272

Liabilities
Contributions payable to the Master LLC	1,785,571
Administration fees payable	3,033
Officer’s fees payable	43
Other accrued expenses payable	34,742

Total liabilities	1,823,389

Net Assets	$321,833,883

Net Assets Consist of
Paid-in capital	$321,824,693
Undistributed net investment income	601
Accumulated net realized gain allocated from the Master LLC	8,589

Net Assets	$321,833,883

Net Asset Values
Class 1 — Based on net assets of $20,283,033 and 20,275,053 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 2 — Based on net assets of $34,669,616 and 34,655,775 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 3 — Based on net assets of $136,502,457 and 136,449,045 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 4 — Based on net assets of $130,378,777 and 130,327,477 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Statement of Operations

Year Ended March 31, 2014	BBIF Tax-Exempt Fund

Investment Income
Net investment income allocated from the Master LLC:
Interest	$531,978
Expenses	(619,985)
Fees waived	309,519

Total income	221,512

Fund Expenses
Administration	896,176
Service and distribution — Class 1	239,955
Service and distribution — Class 2	300,804
Service and distribution — Class 3	498,159
Service and distribution — Class 4	577,307
Transfer agent — Class 1	7,538
Transfer agent — Class 2	3,948
Transfer agent — Class 3	5,282
Transfer agent — Class 4	8,565
Registration	155,215
Professional	22,171
Printing	17,628
Officer	83
Miscellaneous	14,482

Total expenses	2,747,313
Less fees waived by administrator	(882,783)
Less service and distribution fees waived — Class 1	(239,955)
Less service and distribution fees waived — Class 2	(300,804)
Less service and distribution fees waived — Class 3	(498,159)
Less service and distribution fees waived — Class 4	(577,307)
Transfer agent fees reimbursed — Class 1	(7,538)
Transfer agent fees reimbursed — Class 2	(3,948)
Transfer agent fees reimbursed — Class 3	(5,282)
Transfer agent fees reimbursed — Class 4	(8,565)
Less other fees waived and/or reimbursed by manager — Class 1	(140)
Less other fees waived and/or reimbursed by manager — Class 2	(183)
Less other fees waived and/or reimbursed by manager — Class 3	(529)
Less other fees waived and/or reimbursed by manager — Class 4	(675)

Total expenses after fees waived and reimbursed	221,445

Net investment income	67

Realized Gain Allocated from the Master LLC
Net realized gain from investments	49,360

Net Increase in Net Assets Resulting from Operations	$49,427

See Notes to Financial Statements.

6	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Statements of Changes in Net Assets	BBIF Tax-Exempt Fund

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$67	$188
Net realized gain	49,360	7,627

Net increase in net assets resulting from operations	49,427	7,815

Dividends and Distributions to Shareholders From[1]
Net investment income:
Class 1	(10)	(13)
Class 2	(19)	(27)
Class 3	(58)	(64)
Class 4	(67)	(84)
Net realized gain:
Class 1	(2,818)	(626)
Class 2	(5,939)	(1,448)
Class 3	(19,862)	(4,021)
Class 4	(19,256)	(4,813)

Decrease in net assets resulting from dividends and distributions to shareholders	(48,029)	(11,096)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(44,717,614)	(169,484,006)

Net Assets
Total decrease in net assets	(44,716,216)	(169,487,287)
Beginning of year	366,550,099	536,037,386

End of year	$321,833,883	$366,550,099

Undistributed net investment income, end of year	$601	$165

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	7

Financial Highlights	BBIF Tax-Exempt Fund

	Class 1
	Year Ended March 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0003
Net realized gain	0.0001		0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001		0.0000		0.0000		0.0000	0.0003

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]		(0.0001)		(0.0000)[3]	(0.0003)
Net realized gain	(0.0001)		(0.0000)[3]		(0.0000)[3]		(0.0000)[3]	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0001)		(0.0000)	(0.0003)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.01%		0.00%	0.03%

Ratios to Average Net Assets[5]
Total expenses	1.42%	[6]	1.53%	[6]	1.52%	[6]	1.53%	1.52%

Total expenses after fees waived and reimbursed	0.15%	[6]	0.24%	[6]	0.24%	[6]	0.41%	0.54%

Net investment income	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.00%	0.03%

Supplemental Data
Net assets, end of year (000)	$20,283		$46,498		$22,689		$23,650	$33,099

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	For the years ended March 31, 2014, March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.08%, 0.09% and 0.03%, respectively.

See Notes to Financial Statements.

8	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Financial Highlights (continued)	BBIF Tax-Exempt Fund

	Class 2
	Year Ended March 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001		0.0004	0.0004
Net realized gain	0.0001		0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001		0.0000		0.0001		0.0004	0.0004

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]		(0.0001)		(0.0004)	(0.0004)
Net realized gain	(0.0001)		(0.0000)[3]		(0.0000)[3]		(0.0000)[3]	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0001)		(0.0004)	(0.0004)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.01%		0.04%	0.04%

Ratios to Average Net Assets[5]
Total expenses	1.08%	[6]	1.17%	[6]	1.15%	[6]	1.17%	1.17%

Total expenses after fees waived and reimbursed	0.15%	[6]	0.24%	[6]	0.24%	[6]	0.37%	0.53%

Net investment income	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.04%	0.04%

Supplemental Data
Net assets, end of year (000)	$34,670		$46,969		$93,113		$120,548	$152,771

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	For the years ended March 31, 2014, March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.08%, 0.09% and 0.03%, respectively.

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	9

Financial Highlights (continued)	BBIF Tax-Exempt Fund

	Class 3
	Year Ended March 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001		0.0004	0.0008
Net realized gain	0.0001		0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001		0.0000		0.0001		0.0004	0.0008

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]		(0.0001)		(0.0004)	(0.0008)
Net realized gain	(0.0001)		(0.0000)[3]		(0.0000)[3]		(0.0000)[3]	—

Total dividends and distributions	(0.0001)		(0.0000)		(0.0001)		(0.0004)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.01%		0.04%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.77%	[6]	0.87%	[6]	0.84%	[6]	0.87%	0.86%

Total expenses after fees waived and reimbursed	0.15%	[6]	0.24%	[6]	0.24%	[6]	0.37%	0.48%

Net investment income	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.04%	0.09%

Supplemental Data
Net assets, end of year (000)	$136,502		$139,022		$223,118		$289,418	$405,215

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	For the years ended March 31, 2014, March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.08%, 0.09% and 0.03%, respectively.

See Notes to Financial Statements.

10	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Financial Highlights (concluded)	BBIF Tax-Exempt Fund

	Class 4
	Year Ended March 31,
	2014		2013		2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income	0.0000	[1]	0.0000	[1]	0.0001		0.0004	0.0008
Net realized gain	0.0001		0.0000	[1]	0.0000	[1]	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0001		0.0000		0.0001		0.0004	0.0008

Dividends and distributions from:[2]
Net investment income	(0.0000)[3]		(0.0000)[3]		(0.0001)		(0.0004)	(0.0008)
Net realized gain	(0.0001)		(0.0000)[3]		(0.0000)[3]		(0.0000)[3]	–

Total dividends and distributions	(0.0001)		(0.0000)		(0.0001)		(0.0004)	(0.0008)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total Investment Return[4]
Based on net asset value	0.01%		0.00%		0.01%		0.04%	0.08%

Ratios to Average Net Assets[5]
Total expenses	0.77%	[6]	0.86%	[6]	0.84%	[6]	0.85%	0.86%

Total expenses after fees waived and reimbursed	0.15%	[6]	0.24%	[6]	0.24%	[6]	0.36%	0.48%

Net investment income	0.00%	[6]	0.00%	[6]	0.00%	[6]	0.04%	0.09%

Supplemental Data
Net assets, end of year (000)	$130,379		$134,061		$197,117		$336,880	$297,960

[1]	Amount is less than $0.00005 per share.

[2]	Determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.00005) per share.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[6]	For the years ended March 31, 2014, March 31, 2013 and March 31, 2012, includes the Fund’s share of the Master LLC’s allocated fees waived of 0.08%, 0.09% and 0.03%, respectively.

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	11

Notes to Financial Statements	BBIF Tax-Exempt Fund

1. Organization:

BBIF Tax-Exempt Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Tax-Exempt LLC (the “Master LLC”), an affiliate of the Fund, which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2014 was 11.4%. As such, the financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund offers multiple classes of shares, designated Class 1, Class 2, Class 3 and Class 4 Shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that each class bears certain expenses related to the shareholder servicing and distribution of such shares and the additional incremental transfer agency costs resulting from the conversion of shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors”.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation: U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 2 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own income and expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid daily. Distributions of capital gains are recorded on the ex-dividend date. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. The amount, if any, is shown as interest in the Statement of Operations.

3. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays

12	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Notes to Financial Statements (continued)	BBIF Tax-Exempt Fund

the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Class 1	0.25%	0.750%
Class 2	0.25%	0.425%
Class 3	0.25%	0.125%
Class 4	0.25%	0.125%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Class 1, Class 2, Class 3 and Class 4 shareholders.

The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses, which excludes fees and expenses allocated from the Master LLC, to ensure that the net expenses for the Fund’s Class 2 Shares are 0.35% higher than those of BIF Tax-Exempt Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Tax-Exempt Fund, without giving effect to any voluntary fee waivers. The fee/expense waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2014 unless approved by the Board, including a majority of the independent Directors. These amounts are included in service and distribution fees waived — class specific in the Statement of Operations.

The Administrator and BRIL voluntarily agreed to waive administration and service and distribution fees and reimburse operating expenses to enable the Fund to maintain minimum levels of daily net investment income. These amounts are reported in the Statement of Operations as fees waived by administrator, or service and distribution fees waived — class specific, transfer agent fees reimbursed — class specific, and other fees waived and/or reimbursed by manager — class specific. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

4. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of March 31, 2014 attributable to the characterization of investment income for tax purposes and the reclassification of distributions were reclassified to the following accounts:

Undistributed net investment income	$523
Accumulated net realized gain allocated from the Master LLC	$(523)

The tax character of distributions paid during the fiscal years ended March 31, 2014 and March 31, 2013 was as follows:

	3/31/14	3/31/13
Tax-exempt income[1]	$154	$188
Ordinary income[2]	17,582	3,347
Long-term capital gains[3]	30,293	7,561

Total	$48,029	$11,096

[1]	The Fund designates this amount paid during the fiscal year ended March 31, 2014 as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from net short-term capital gains. Additionally, all ordinary distributions are comprised of interest related dividends and qualified short-term capital gain dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Fund designates this amount paid during the fiscal year ended March 31, 2014 as capital gain dividends.

As of March 31, 2014 the tax components of accumulated net earnings were as follows:

Undistributed tax-exempt income	$317
Undistributed ordinary income	6,521
Undistributed long-term capital gains	2,352

Total	$9,190

As of March 31, 2014, there were no significant differences between the book and tax components of net assets.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended March 31, 2014	Year Ended March 31, 2013
Class 1
Shares sold	267,566,503	355,999,169
Shares issued to shareholders in reinvestment of dividends and distributions	2,818	626
Shares redeemed	(293,776,470)	(332,203,443)

Net increase (decrease)	(26,207,149)	23,796,352

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	13

Notes to Financial Statements (concluded)	BBIF Tax-Exempt Fund

	Year Ended March 31, 2014	Year Ended March 31, 2013
Class 2
Shares sold	233,557,800	395,625,266
Shares issued to shareholders in reinvestment of dividends and distributions	5,940	1,448
Shares redeemed	(245,861,343)	(441,770,877)

Net decrease	(12,297,603)	(46,144,163)

Class 3
Shares sold	778,774,552	1,104,888,650
Shares issued to shareholders in reinvestment of dividends and distributions	19,872	4,031
Shares redeemed	(781,319,988)	(1,188,980,225)

Net decrease	(2,525,564)	(84,087,544)

Class 4
Shares sold	1,653,121,461	1,781,890,756
Shares issued to shareholders in reinvestment of dividends and distributions	19,280	4,835
Shares redeemed	(1,656,828,039)	(1,844,944,242)

Net decrease	(3,687,298)	(63,048,651)

Total Net Decrease	(44,717,614)	(169,484,006)

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

14	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Report of Independent Registered Public Accounting Firm	BBIF Tax-Exempt Fund

To the Shareholders and Board of Trustees of BBIF Tax-Exempt Fund:

We have audited the accompanying statement of assets and liabilities of BBIF Tax-Exempt Fund (the “Fund”) as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBIF Tax-Exempt Fund as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2014

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	15

Master LLC Portfolio Information	Master Tax-Exempt LLC

As of March 31, 2014

Portfolio Composition	Percent of Net Assets
Variable Rate Demand Notes	80%
Fixed Rate Notes	15
Tax-Exempt Commercial Paper	5

Total	100%

16	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Schedule of Investments March 31, 2014	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.9%
Alabama Federal and Highway Finance Authority, RB, VRDN, FLOATS, Series 2W (Barclays Bank PLC SBPA), 0.11%, 4/07/14 (a)(b)(c)	$4,200	$4,200,000
Columbia IDB, Refunding RB, VRDN, Alabama Power Co. Project, 0.07%, 4/01/14 (a)	49,500	49,500,000
Huntsville IDB, Refunding RB, VRDN, AMT (First Commercial Bank) (Federal Home Loan Bank of Atlanta LOC), 0.21%, 4/07/14 (a)	1,715	1,715,000
Mobile Downtown Redevelopment Authority, RB, VRDN (a):
Series A (National Australia Bank Ltd. LOC), 0.07%, 4/07/14	3,240	3,240,000
Series B (Australia and New Zealand Banking Group Ltd. LOC), 0.07%, 4/07/14	3,175	3,175,000
Mobile IDB, Refunding RB, VRDN, Alabama Power Co. Project (Bank of New York Mellon LOC), 0.07%, 4/01/14 (a)	18,200	18,200,000
Parrish IDB, Refunding RB, VRDN, Alabama Power Co. Project, 0.07%, 4/01/14 (a)	28,850	28,850,000

		108,880,000
Alaska — 0.9%
City of Valdez Alaska, Refunding RB, VRDN, ConocoPhillips Project, Series C, 0.07%, 4/07/14 (a)	24,400	24,400,000
Arizona — 1.8%
County of Maricopa Arizona Pollution Control Corp., Refunding RB, VRDN, Palo Verde Project, Series B (JPMorgan Chase Bank LOC), 0.07%, 4/01/14 (a)	16,300	16,300,000
Salt River Pima-Maricopa Indian Community, RB, VRDN (Bank of America NA LOC) (a):
0.08%, 4/07/14	12,205	12,205,000
0.08%, 4/07/14	23,685	23,685,000

		52,190,000
Municipal Bonds	Par (000)	Value
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, VRDN, S/F Housing, Mortgage-Backed Securities Program, Series E, AMT (Ginnie Mae & Fannie Mae Guarantors) (State Street Bank & Trust Co. SBPA), 0.14%, 4/07/14 (a)	3,200	3,200,000
City of Springdale Arkansas Sales & Use Tax Revenue, Refunding RB, 2.00%, 7/01/14	1,800	1,807,896

		5,007,896
California — 4.2%
Bay Area Toll Authority, P-FLOATS, RB, VRDN, Series C1 (Bank of America NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	4,910	4,910,000
California Municipal Finance Authority, RB, VRDN, Westmont College, Series A (Comerica Bank LOC), 0.07%, 4/07/14 (a)	7,835	7,835,000
City of Los Angeles California Wastewater System, RB, VRDN, Eagle Tax-Exempt Trust, Class A (Citibank NA SBPA), 0.07%, 4/07/14 (a)(b)(c)	4,500	4,500,000
County of Sacramento California, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series DB-646, AMT (Deutsche Bank Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	3,995	3,995,000
Los Angeles Community College District, GO, VRDN, FLOATS, Series 2984 (Morgan Stanley Bank Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	7,500	7,500,000
Palos Verdes Peninsula Unified School District, Deutsche Bank SPEARS/LIFERS Trust, GO, VRDN, Series R (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.10%, 4/07/14 (a)(b)(c)	13,025	13,025,000
State of California, RAN, Series A-2, 2.00%, 6/23/14	60,000	60,243,903

Portfolio Abbreviations

AGC	Assured Guarantee Corp.	IDRB	Industrial Development Revenue Bonds
AGM	Assured Guaranty Municipal Corp.	ISD	Independent School District
AMT	Alternative Minimum Tax (subject to)	LIFERS	Long Inverse Floating Exempt Receipts
ARB	Airport Revenue Bonds	LOC	Letter of Credit
BAN	Bond Anticipation Notes	MERLOTS	Municipal Exempt Receipts Liquidity Optional Tenders
BHAC	Berkshire Hathaway Assurance Corp.	M/F	Multi-family
COP	Certificates of Participation	P-FLOATS	Puttable Floating Rate Securities
DRIVERS	Derivative Inverse Tax-Exempt Receipts	PSF-GTD	Permanent School Fund Guaranteed
ECN	Extendible Commercial Note	PUTTERS	Puttable Tax-Exempt Receipts
EDA	Economic Development Authority	RAN	Revenue Anticipation Notes
EDC	Economic Development Corp.	RB	Revenue Bonds
FHA	Federal Housing Administration	ROCS	Reset Option Certificates
FLOATS	Floating Rate Securities	SBPA	Stand-by Bond Purchase Agreements
GO	General Obligation Bonds	S/F	Single-family
HDA	Housing Development Authority	SPEARS	Short Puttable Exempt Adjustable Receipts
HFA	Housing Finance Agency	TAN	Tax Anticipation Notes
HRB	Housing Revenue Bonds	TECP	Tax-Exempt Commercial Paper
IDA	Industrial Development Authority	TRAN	Tax Revenue Anticipation Notes
IDB	Industrial Development Board	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	17

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
West Contra Costa California Unified School District, Deutsche Bank SPEARS/LIFERS Trust, GO, VRDN, Series D (AGM) (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c)	$18,040	$18,040,000

		120,048,903
Colorado — 0.3%
Colorado Housing & Finance Authority, RB, VRDN, Class I, M/F Housing Mortgage, Series C-4 (Federal Home Loan Bank SBPA), 0.06%, 4/07/14 (a)	3,790	3,790,000
Colorado State Health Facilities Authority, Deutsche Bank SPEARS/LIFERS Trust, Refunding RB, VRDN, Series 1131 (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.13%, 4/07/14 (a)(b)(c)	2,185	2,185,000
Sheridan Redevelopment Agency, Refunding, Tax Allocation Bonds, VRDN, South Santa Fe Drive (JPMorgan Chase Bank NA LOC), 0.09%, 4/07/14 (a)	3,390	3,390,000

		9,365,000
Connecticut — 0.5%
Connecticut Housing Finance Authority, Refunding RB, AMT, VRDN, Sub-Series B-5 (Bank of Tokyo-Mitsubishi SBPA), 0.07%, 4/07/14 (a)	7,700	7,700,000
Town of Ledyard Connecticut, GO, BAN, Refunding, 1.00%, 10/10/14	1,400	1,405,682
Town of Stafford Connecticut, GO, BAN, Refunding, 1.00%, 8/05/14	3,955	3,964,728

		13,070,410
District of Columbia — 0.3%
District of Columbia, RB, VRDN, Community Connections Real Estate, Series A (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/07/14 (a)	3,500	3,500,000
District of Columbia Water & Sewer Authority, Refunding RB, VRDN, Eagle Tax-Exempt Trust, Series 2013-0012, Class A (AGM) (Citibank NA SBPA), 0.09%, 4/07/14 (a)(b)(c)	4,400	4,400,000

		7,900,000
Florida — 6.0%
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Sales Tax Revenue, 3.00%, 10/01/14	500	506,877
County of Brevard Florida Housing Finance Authority, RB, VRDN, Timber Trace Apartments Project, AMT (Citibank NA LOC), 0.09%, 4/07/14 (a)	9,935	9,935,000
County of Collier Florida IDA, RB, VRDN, March Project, AMT (Wells Fargo Bank NA LOC), 0.27%, 4/07/14 (a)	1,550	1,550,000
County of Hillsborough Florida Housing Finance Authority, HRB VRDN, AMT (a):
Brandon, Series A (Fannie Mae Guarantor, Fannie Mae Liquidity Agreement), 0.08%, 4/07/14	5,010	5,010,000
Municipal Bonds	Par (000)	Value
Florida (continued)
County of Hillsborough Florida Housing Finance Authority, HRB VRDN, AMT (a) (concluded):
Claymore Crossings Apartments (Citibank NA LOC), 0.08%, 4/07/14	1,900	1,900,000
County of Manatee Florida Housing Finance Authority, HRB, VRDN, Village at Cortez Apartments, Series A, AMT (Fannie Mae Guarantor, Fannie Mae Liquidity Agreement), 0.08%, 4/07/14 (a)	10,800	10,800,000
County of Miami-Dade Florida School Board, Deutsche Bank SPEARS/LIFERS Trust, COP, VRDN, Series A (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c)	15,925	15,925,000
County of Miami-Dade Florida Transit System Sales Surtax Revenue, RB, VRDN, Eagle Tax-Exempt Trust, Class A (AGM) (Citibank NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	7,450	7,450,000
County of Miami-Dade Florida Water & Sewer System Revenue, RB, VRDN, ROCS (AGM) (Citibank NA Liquidity Agreement), 0.12%, 4/07/14 (a)(b)(c)	23,750	23,750,000
County of Orange Florida School Board, Deutsche Bank SPEARS/LIFERS Trust, COP, VRDN, Series A (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	5,590	5,590,000
County of Orange Florida, RBC Muni Products, Inc. Trust, Refunding RB, FLOATS, VRDN, Series 0-43 (Royal Bank of Canada SBPA), 0.06%, 4/07/14 (a)(b)(c)	5,115	5,115,000
County of Orlando & Orange Florida Expressway Authority, RB, VRDN, Eagle Tax-Exempt Trust, Class A (BHAC) (a)(b)(c):
Series 0145 (Citibank NA Liquidity Agreement), 0.07%, 4/07/14	11,300	11,300,000
Series 2007-0107 (Citibank NA SBPA), 0.07%, 4/07/14	10,290	10,290,000
County of Sarasota Florida Public Hospital District, Refunding RB, VRDN, Sarasota Memorial Hospital Project, Series A (Northern Trust Co. LOC), 0.07%, 4/01/14 (a)	7,780	7,780,000
County of St. John’s Florida, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	9,773	9,773,000
County of Tampa-Hillsborough SPEARS/LIFERS Trust, Refunding RB, VRDN, Series A (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	14,760	14,760,000
Florida Housing Finance Corp., RB, VRDN, Savannah Springs Apartments, Series N, AMT (Citibank NA LOC), 0.09%, 4/07/14 (a)	6,500	6,500,000
Florida State Board of Governors, Refunding RB, Series A, 5.00%, 7/01/14	1,950	1,972,103
Orlando Utilities Commission, Refunding RB, VRDN, 0.17%, 4/07/14 (a)	7,600	7,600,000
State of Florida Lottery Revenue, Refunding RB, Series E, 4.00%, 7/01/14	5,580	5,631,920

See Notes to Financial Statements.

18	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
West Palm Beach Special Obligations, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	$6,165	$6,165,000

		169,303,900
Georgia — 0.8%
Main Street Natural Gas, Inc., RB, VRDN, Series A (Royal Bank of Canada Guarantor, Royal Bank of Canada SBPA), 0.06%, 4/07/14 (a)	21,460	21,460,000
Illinois — 8.3%
Chicago Illinois Board of Education, GO, Refunding, ROCS, VRDN, Series RR-II-R011879 (AGM) (Citibank NA Liquidity Agreement), 0.16%, 4/07/14 (a)(b)(c)	16,480	16,480,000
City of Chicago Illinois Waterworks Revenue, RB, VRDN (JPMorgan Chase Bank NA SBPA), 0.28%, 4/01/14 (a)	4,100	4,100,000
City of Chicago Illinois, Deutsche Bank SPEARS/LIFERS Trust, GO (AGM) (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.16%, 4/07/14 (a)(b)(c)	2,900	2,900,000
City of Chicago Illinois, Deutsche Bank SPEARS/LIFERS Trust, GO, VRDN (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA) (a)(b)(c):
0.22%, 4/07/14	20,325	20,325,000
Series 494, 0.16%, 4/07/14	6,150	6,150,000
City of Chicago Illinois, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series A (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c):	44,825	44,825,000
Counties of DeKalb & Kane Illinois Unified School District No. 427, SPEARS/LIFERS Trust, GO, VRDN, Series B (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.12%, 4/07/14 (a)(b)(c)	13,070	13,070,000
Illinois Finance Authority, RB, VRDN (a):
ROCS, Series RR-11624 (AGC) (Citibank NA SBPA), 0.26%, 4/07/14 (b)(c)	16,100	16,100,000
University of Chicago Medical Center, Series E-1 (JPMorgan Chase Bank NA LOC), 0.07%, 4/01/14	11,400	11,400,000
Illinois Finance Authority, Refunding RB, VRDN (a):
Advocate Health Care Network, Sub-Series C-1 (JPMorgan Chase Bank NA SBPA), 0.05%, 4/07/14	35,000	35,000,000
Eagle Tax-Exempt Trust, Series 2006-0118, Class A (Citibank NA SBPA), 0.06%, 4/07/14 (b)(c)	3,150	3,150,000
St. Xavier University Project, Series A (Bank of America NA LOC), 0.10%, 4/07/14	5,225	5,225,000
Illinois State Finance Authority, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series 1115 (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.10%, 4/07/14 (a)(b)(c)	8,960	8,960,000
Illinois State Toll Highway Authority, RB, VRDN, Senior Priority (a):
Series A-1B (Mizuho Bank Ltd. LOC), 0.07%, 4/07/14	5,000	5,000,000
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois State Toll Highway Authority, RB, VRDN, Senior Priority (a) (concluded):
Series A-2D (Royal Bank of Canada LOC), 0.07%, 4/07/14	10,000	10,000,000
University of Illinois, Refunding RB, VRDN (a):
Eagle Tax-Exempt Trust, Series 2006-0124, Class A (NPFGC) (Citibank NA Liquidity Agreement), 0.10%, 4/07/14 (b)(c)	10,000	10,000,000
UIC South Campus Development (JPMorgan Chase Bank LOC), 0.06%, 4/07/14	22,220	22,220,000

		234,905,000
Indiana — 1.3%
City of Michigan Indiana, RB, VRDN, Palatek Project, AMT (Comerica Bank LOC), 0.16%, 4/07/14 (a)	3,800	3,800,000
Indiana Finance Authority, RB, VRDN, Lease Appropriation, Series A-2 (JPMorgan Chase Bank SBPA), 0.08%, 4/01/14 (a)	3,400	3,400,000
Indianapolis Local Public Improvement Bond Bank, Refunding RB, ROCS, VRDN, Series II-R-11779 (AGC) (Citibank NA SBPA), 0.26%, 4/07/14 (a)(b)(c)	28,575	28,575,000

		35,775,000
Iowa — 3.9%
City of Clear Lake Iowa, RB, VRDN, Joe Corbi’s Pizza Project, AMT (Manufacturers & Traders LOC), 0.21%, 4/07/14 (a)	3,010	3,010,000
Iowa Finance Authority, RB, VRDN, CJ BIO America, Inc. Project (Korea Development Bank LOC), 0.18%, 4/07/14 (a)	94,000	94,000,000
Iowa Higher Education Loan Authority, RB, VRDN, Des Moines University Project (BMO Harris Bank NA LOC), 0.08%, 4/01/14 (a)	5,000	5,000,000
Iowa Higher Education Loan Authority, Refunding RB, VRDN, Des Moines University Project (BMO Harris Bank NA LOC), 0.08%, 4/01/14 (a)	3,000	3,000,000
Iowa State Special Obligations, RB, Barclays Capital Municipal Trust Receipts, VRDN, FLOATS, Series 13B-C-D (Barclays Bank PLC Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	6,200	6,200,000

		111,210,000
Kansas — 0.1%
Counties of Sedgwick & Shawnee Kansas, JPMorgan Chase PUTTERS/DRIVERS Trust, Refunding RB, VRDN, Series A-3, AMT (JPMorgan Chase Bank NA SBPA), 0.11%, 4/07/14 (a)(b)(c)	1,820	1,820,000
Kentucky — 1.2%
County of Louisville & Jefferson Kentucky Metropolitan Sewer District, Refunding, BAN, 2.00%, 11/26/14	33,500	33,855,395

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	19

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 1.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, VRDN (a):
BASF Corp. Project, AMT, 0.19%, 4/07/14	$4,000	$4,000,000
Honeywell International, Inc. Project, 0.21%, 4/07/14	6,000	6,000,000
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, VRDN, BASF Corp. Project, Series B, 0.14%, 4/07/14 (a)	7,500	7,500,000
Louisiana Offshore Terminal Authority, Refunding RB, VRDN, Loop LLC Project, Series B (JPMorgan Chase Bank NA LOC), 0.06%, 4/07/14 (a)	15,050	15,050,000
Parish of Ascension Louisiana, RB, VRDN, BASF Corp. Project, 0.22%, 4/07/14 (a)	10,100	10,100,000
St. John the Baptist Parish Louisiana, JPMorgan Chase PUTTERS/DRIVERS Trust, RB, VRDN, Series A (JPMorgan Chase Bank Liquidity Agreement), 0.11%, 4/01/14 (a)(b)(c)	3,500	3,500,000

		46,150,000
Maryland — 1.0%
County of Baltimore Maryland, RB, VRDN, Paths at Loveton (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/07/14 (a)	3,345	3,345,000
Maryland Community Development Administration, Clipper Tax-Exempt Certificate Trust, RB, VRDN, Series A, AMT (State Street Bank & Trust Co. Liquidity Agreement), 0.21%, 4/07/14 (a)(b)(c)	1,013	1,013,000
Maryland EDC, RB, VRDN, AMT (Manufacturers & Traders Trust Co. LOC) (a):
Bakery de France Facility, 0.36%, 4/07/14	8,710	8,710,000
Linemark Printing Project, 0.26%, 4/07/14	3,170	3,170,000
Pharmaceutics International, Inc., Series A, 0.21%, 4/07/14	3,265	3,265,000
Maryland Health & Higher Educational Facilities Authority, Refunding RB, VRDN, ROCS, Series 11594 (AGC) (Citibank NA Liquidity Agreement), 0.26%, 4/07/14 (a)(b)(c)	8,635	8,635,000

		28,138,000
Massachusetts — 3.6%
Berlin & Boylston Regional School District, GO, Refunding, 1.00%, 12/12/14	3,000	3,014,666
City of Haverhill Massachusetts, GO, BAN, 0.75%, 9/02/14	6,000	6,010,843
City of Haverhill Massachusetts, GO, BAN, Refunding, 1.00%, 12/12/14	2,600	2,612,160
City of Taunton Massachusetts, GO, BAN, School Improvements, 1.00%, 5/23/14	2,689	2,691,743
Commonwealth of Massachusetts, GO, VRDN, Central Artery/Ted Williams Tunnel Infrastructure Loan Act of 2000, Series A (Bank of America NA SBPA), 0.07%, 4/01/14 (a)	1,000	1,000,000
Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts Bay Transportation Authority, Refunding RB, VRDN, 7-Month Window, Senior Series A, 0.15%, 4/07/14 (a)	3,500	3,500,000
Massachusetts Development Finance Agency, Refunding RB, VRDN, Boston University, Series U-6C (TD Bank NA LOC), 0.07%, 4/01/14 (a)	3,000	3,000,000
Massachusetts Development Finance Agency, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series X (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	9,630	9,630,000
Massachusetts Development Finance Agency, RBC Municipal Product, Inc. Trust, RB, VRDN, FLOATS, Series E-38 (Royal Bank of Canada LOC, Royal Bank of Canada SBPA), 0.07%, 4/07/14 (a)(b)(c)	9,695	9,695,000
Massachusetts Health & Educational Facilities Authority, RB, Partners Healthcare System, Series P2, VDRN (JPMorgan NA SBPA), 0.05%, 4/07/14 (a)	4,000	4,000,000
Massachusetts Health & Educational Facilities Authority, Refunding RB, VRDN, Great Brook Valley Health Center, Series A (TD Bank NA LOC), 0.05%, 4/07/14 (a)	1,215	1,215,000
Massachusetts Port Authority, TECP, 0.08%, 8/01/14	8,000	8,000,000
Massachusetts School Building Authority, RB, VRDN, Sales Tax Revenue, Eagle Tax-Exempt Trust, Class A (Citibank NA SBPA), 0.07%, 4/07/14 (a)(b)(c)	2,000	2,000,000
Massachusetts State College Building Authority, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series DBE-528 (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c)	9,355	9,355,000
Massachusetts State Department of Transportation, Refunding RB, VRDN, Contract Assistance, Series A-2 (Bank of Tokyo-Mitsubishi UFJ SBPA), 0.05%, 4/07/14 (a)	17,100	17,100,000
Massachusetts Water Resources Authority, RBC Municipal Product, Inc. Trust, Refunding RB, VRDN, FLOATS, Series F (Royal Bank of Canada LOC, Royal Bank of Canada SBPA), 0.06%, 4/03/14 (a)(b)(c)	10,000	10,000,000
Metropolitan Boston Transit Parking Corp., RB, Wells Fargo Stage Trust, FLOATS, Series 77-C (Wells Fargo Bank Guarantor, Wells Fargo Bank NA SBPA), 0.14%, 8/14/14 (b)(c)(d)	6,700	6,700,000
University of Massachusetts Building Authority, Refunding RB, VRDN, 7-Month Window, Senior Series 2, 0.15%, 4/07/14 (a)	3,215	3,215,000

		102,739,412
Michigan — 2.5%
Huron Valley School District Michigan, GO, Refunding, 5.00%, 5/01/14	535	537,129

See Notes to Financial Statements.

20	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Lansing Michigan Board of Water & Light, RB, Wells Fargo Stage Trust, FLOATS, Series 71-C (Wells Fargo Bank Guarantor, Wells Fargo Bank NA SBPA), 0.14%, 8/14/14 (b)(c)(d)	$4,985	$4,985,000
Michigan Finance Authority, RB, VRDN, Higher Education Facilities (JPMorgan Chase Bank NA LOC), 0.07%, 4/07/14 (a)	3,750	3,750,000
Michigan State HDA, HRB, VRDN, Series A (a):
Berrien Woods III, AMT (Citibank NA LOC), 0.09%, 4/07/14	4,415	4,415,000
M/F Housing, Series C, AMT (JPMorgan Chase Bank NA SBPA), 0.08%, 4/07/14	32,415	32,415,000
Michigan State HDA, Refunding RB, VRDN, AMT (Barclays Bank PLC SBPA), 0.08%, 4/07/14 (a)	2,950	2,950,000
Michigan State Hospital Finance Authority, Refunding RB, VRDN, Ascension Health (a):
7-Month Window, Senior Credit, 0.12%, 4/07/14	3,450	3,450,000
0.12%, 4/07/14	3,000	3,000,000
Window, Senior Credit Group, Series F-7, 0.12%, 4/07/14	3,340	3,340,000
Michigan Strategic Fund, RB, VRDN (a):
MANS LLC Project, AMT (Comerica Bank LOC), 0.16%, 4/07/14	4,600	4,600,000
P-FLOATS, Series 840, AMT (Bank of America NA Guarantor, Bank of America NA Liquidity Agreement), 0.18%, 4/07/14 (b)(c)	6,750	6,750,000

		70,192,129
Minnesota — 0.6%
County of Hennepin Minnesota, Wells Fargo Stage Trust, RB, VRDN, Sales Tax Revenue, Series 77-C (Wells Fargo Bank NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	13,400	13,400,000
Minneapolis Minnesota Health Care System, RB, VRDN, FLOATS, Fairview Health Services, Series C (Royal Bank of Canada LOC, Royal Bank of Canada SBPA), 0.06%, 4/07/14 (a)(b)(c)	4,200	4,200,000

		17,600,000
Mississippi — 0.5%
County of De Soto Mississippi School District, GO, Refunding, 3.00%, 5/01/14	1,800	1,804,215
State of Mississippi, Clipper Tax-Exempt Certificate Trust, RB, VRDN, Series 84 (State Street Bank & Trust Co. SBPA), 0.06%, 4/07/14 (a)(b)(c)	11,900	11,900,000

		13,704,215
Missouri — 0.9%
Missouri State Health & Educational Facilities Authority, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Nursing Home Improvements, Series 1279 (Deutsche Bank Liquidity Agreement), 0.07%, 4/07/14 (a)(b)(c)	15,095	15,095,000
Municipal Bonds	Par (000)	Value
Missouri (concluded)
Missouri State Health & Educational Facilities Authority, Deutsche Bank SPEARS/LIFERS Trust, Refunding RB, VRDN, St. Louis University, Series B-1 (Barclays Bank PLC LOC), 0.07%, 4/01/14 (a)	5,100	5,100,000
Palmyra IDA, RB, VRDN, BASF Corp. Project, AMT, 0.19%, 4/07/14 (a)	6,000	6,000,000

		26,195,000
Nebraska — 0.6%
City of Lincoln Nebraska, RB, FLOATS, VRDN, Series 2900 (Credit Suisse Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	16,000	16,000,000
Nevada — 1.7%
County of Clark Nevada Department of Aviation, Refunding ARB, Airport System, Junior Sub-Lien, Series C-2, 2.00%, 7/01/14	16,600	16,668,829
County of Clark Nevada School District, Austin Trust, GO, VRDN, Series C (Bank of America NA Liquidity Agreement), 0.28%, 4/07/14 (a)(b)	32,600	32,600,000

		49,268,829
New Hampshire — 0.8%
County of Cheshire New Hampshire, GO, TAN, 1.00%, 12/30/14	11,000	11,065,560
New Hampshire Health & Education Facilities Authority, RB, VRDN, Eclipse Funding Trust, Series 2007-0018, Solar Eclipse (US Bank NA LOC, US Bank NA Liquidity Agreement), 0.06%, 4/07/14 (a)(b)(c)	10,170	10,170,000

		21,235,560
New Jersey — 6.7%
Borough of Fort Lee New Jersey, GO, Refunding, BAN, 1.00%, 11/26/14	2,165	2,173,069
Borough of Rumson New Jersey, GO, BAN, Series A, 0.75%, 9/03/14	2,550	2,550,017
City of Cape May New Jersey, GO, 1.00%, 7/18/14	11,040	11,059,023
County of Cape May New Jersey, GO, BAN, 1.00%, 8/29/14	4,700	4,712,775
State of New Jersey, Refunding RB, TRAN, Series C, 2.00%, 6/26/14	135,000	135,531,676
Township of Cranford New Jersey, GO, BANS, 1.00%, 1/30/15	870	874,195
Township of East Hanover New Jersey, GO, BAN, Series A, 1.00%, 8/21/14	4,293	4,300,682
Township of Marlboro New Jersey, GO, BAN, 1.00%, 6/11/14	7,750	7,758,210
Township of Mendham New Jersey, GO, BAN, 1.00%, 5/22/14	3,617	3,619,870
Township of Toms River New Jersey, GO, 1.50%, 6/26/14	4,280	4,292,240
Township of West Orange New Jersey, GO:
1.00%, 12/18/14	4,164	4,181,540
BAN, 1.00%, 5/20/14	6,911	6,916,762

		187,970,059

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	21

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Mexico — 1.7%
City of Rio Rancho New Mexico, RB, Eclipse Funding Trust, VRDN, Series 2007-0019, Solar Eclipse (US Bank NA LOC, US Bank NA Liquidity Agreement), 0.06%, 4/07/14 (a)(b)(c)	$5,000	$5,000,000
New Mexico Finance Authority, Refunding RB, VRDN, Sub-Lien, Sub-Series A-1 (State Street Bank & Trust LOC), 0.06%, 4/07/14 (a)	8,350	8,350,000
University of New Mexico, Refunding RB, VRDN (JPMorgan Chase Bank SBPA), 0.06%, 4/07/14 (a)	33,490	33,490,000

		46,840,000
New York — 7.7%
Babylon New York Union Free School District, GO, TAN, 0.75%, 6/27/14	7,000	7,007,581
City of New York New York, GO, VRDN, Series F-4 (Landesbank Hessen-Thüringen LOC), 0.12%, 4/07/14 (a)	9,700	9,700,000
City of New York New York Industrial Development Agency, RB, VRDN, Korean Air Lines Co. Ltd. Project, AMT (Kookmin Bank LOC) (a):
Series A, 0.14%, 4/07/14	25,500	25,500,000
Series C, 0.14%, 4/07/14	4,700	4,700,000
County of Erie New York Fiscal Stability Authority, BAN, Series A, 1.00%, 7/31/14	10,000	10,025,050
Mattituck-Cutchogue Union Free School District, GO, TAN, 1.00%, 6/27/14	8,000	8,014,034
Metropolitan Transportation Authority, Refunding RB, VRDN, Series A-2 (Bank of Tokyo-Mitsubishi UFJ Ltd. LOC), 0.05%, 4/07/14 (a)	11,000	11,000,000
New York City Housing Development Corp. New York, RB, VRDN, Balton, Series A (Freddie Mac Liquidity Agreement), 0.06%, 4/07/14 (a)	4,750	4,750,000
New York City Housing Development Corp. New York, Refunding RB, M/F Housing:
Series F, 0.20%, 12/23/14 (d)	3,000	3,000,000
VRDN, The Crest, Series A (Landesbank Hessen-Thüringen LOC), 0.09%, 4/07/14 (a)	4,000	4,000,000
New York City Metropolitan Transportation Authority, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series C (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.11%, 4/07/14 (a)(b)(c)	10,000	10,000,000
New York City Municipal Water Finance Authority, Refunding RB, VRDN, Eagle Tax-Exempt Trust, Series 2009-0047, Class A (Citibank NA SBPA), 0.07%, 4/07/14 (a)(b)(c)	13,900	13,900,000
New York State HFA, HRB, VRDN, M/F Housing (a):
175 West 60th Street Housing, Series A-1 (Manufacturers & Traders Trust Co. LOC), 0.05%, 4/07/14	28,000	28,000,000
175 West 60th Street Housing, Series A-2 (Manufacturers & Traders Trust Co. LOC), 0.06%, 4/07/14	7,000	7,000,000
Clinton Park, Series A (Federal Home Loan Mortgage Corp. Guarantor, Federal Home Loan Mortgage Corp. Liquidity Agreement), 0.07%, 4/07/14	6,810	6,810,000
Municipal Bonds	Par (000)	Value
New York (concluded)
Patchogue-Medford Union Free School District, GO, TAN (State Aid Withholding), 1.00%, 6/20/14	18,400	18,427,760
Port Authority of New York & New Jersey, JPMorgan Chase PUTTERS/DRIVERS Trust, RB, VRDN, 37th Series, AMT (JPMorgan Chase Bank NA SBPA), 0.11%, 4/07/14 (a)(b)(c)	25,325	25,325,000
South Country Central School District at Brookhaven, GO, TAN, 0.75%, 6/26/14	12,600	12,612,889
Taconic Hills Central School District at Craryville, GO, Refunding, BAN, 1.00%, 7/03/14	7,348	7,359,650

		217,131,964
North Carolina — 1.4%
City of Raleigh North Carolina, Refunding RB, VRDN, 7-Month Window, 0.16%, 4/07/14 (a)	2,790	2,790,000
County of Alamance North Carolina Industrial Facilities & Pollution Control Financing Authority North Carolina, IDRB, VRDN, Millender Project, AMT (Wells Fargo Bank NA LOC), 0.22%, 4/07/14 (a)	700	700,000
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority North Carolina, IDRB, VRDN, Marlatex Corp. Project, AMT (Wells Fargo Bank NA LOC), 0.27%, 4/07/14 (a)	520	520,000
County of Lee North Carolina Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, VRDN, Ardeen Corp. Project, AMT (Comerica Bank LOC), 0.16%, 4/07/14 (a)	2,550	2,550,000
County of Mecklenburg North Carolina, GO, Refunding, VRDN, 7-Month Window, Series D, 0.16%, 4/07/14 (a)	5,495	5,495,000
County of Yancey North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, VRDN, AMT (Branch Banking & Trust LOC), 0.13%, 4/07/14 (a)	3,500	3,500,000
North Carolina Agricultural Finance Authority, RB, VRDN, Albemarle Cotton Growers, AMT (Wells Fargo Bank NA LOC), 0.22%, 4/07/14 (a)	400	400,000
North Carolina Agricultural Finance Authority, Refunding RB, VRDN, Harvey Fertilizer & Gas Project, AMT (Wells Fargo Bank NA LOC), 0.27%, 4/07/14 (a)	710	710,000
North Carolina Capital Facilities Finance Agency, RB, VRDN, Aquarium Society Project (Bank of America NA LOC), 0.11%, 4/07/14 (a)	17,435	17,435,000
North Carolina Capital Facilities Finance Agency, Refunding RB, VRDN, High Point University Project (Branch Banking & Trust LOC), 0.07%, 4/07/14 (a)	925	925,000
North Carolina HFA, RB, MERLOTS, Series B12, AMT (Wells Fargo Bank NA SBPA), 0.18%, 8/13/14 (b)(c)(d)	5,065	5,065,000

		40,090,000
Ohio — 1.8%
City of Miamisburg Ohio, GO, BAN, Various Purpose, 1.00%, 3/10/15	1,200	1,207,315

See Notes to Financial Statements.

22	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Ohio (concluded)
County of Cleveland-Cuyahoga Ohio Port Authority, Refunding RB, VRDN, Carnegie/89th Garage and Service Center LLC Project (JPMorgan Chase Bank LOC), 0.06%, 4/07/14 (a)	$16,675	$16,675,000
Ohio HFA, RB, VRDN, AMT (Wells Fargo Bank NA SBPA), 0.09%, 4/07/14 (a)	2,700	2,700,000
State of Ohio, Wells Fargo Stage Trust, Refunding RB, FLOATS, VRDN (Wells Fargo Bank NA Liquidity Agreement), 0.10%, 4/07/14 (a)(b)(c)	26,355	26,355,000
Village of New Albany Ohio, GO, BAN, 1.00%, 7/31/14	3,300	3,307,819

		50,245,134
Oregon — 0.5%
Port of Portland, Refunding RB, VRDN, Portland International Airport, Series 18-A, AMT (US Bank NA LOC), 0.07%, 4/07/14 (a)	6,870	6,870,000
State of Oregon Housing & Community Services Department, Refunding RB, VRDN, AMT (FHA) (State Street Bank & Trust Co. Liquidity Agreement), 0.10%, 4/07/14 (a)	8,335	8,335,000

		15,205,000
Pennsylvania — 3.2%
Central Bradford Progress Authority, RBC Municipal Products, Inc. Trust, RB, VRDN, FLOATS (Royal Bank of Canada LOC, Royal Bank of Canada SBPA), 0.06%, 4/07/14 (a)(b)(c)	3,930	3,930,000
City of Philadelphia Pennsylvania Authority for Industrial Development, RB, VRDN, Girard Estate Aramark Project (JPMorgan Chase Bank NA LOC), 0.10%, 4/07/14 (a)	5,000	5,000,000
City of Philadelphia Pennsylvania Gas Works, Refunding RB, VRDN, Series C (Barclays Bank PLC LOC), 0.06%, 4/07/14 (a)	5,200	5,200,000
Commonwealth of Pennsylvania, Clipper Caravel Tax-Exempt Certificate Trust, RB, VRDN, FLOATS, Series 58 (State Street Bank & Trust Co. SBPA), 0.06%, 4/07/14 (a)(b)(c)	17,500	17,500,000
County of Allegheny Pennsylvania Hospital Development Authority, RBC Municipal Products, Inc. Trust, RB, VRDN, FLOATS (Royal Bank of Canada LOC, Royal Bank of Canada SBPA), 0.06%, 4/07/14 (a)(b)(c)	11,995	11,995,000
County of Blair Pennsylvania IDA, RB, VRDN, Homewood at Martinsburg Project (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/07/14 (a)	2,000	2,000,000
County of Lancaster Pennsylvania Hospital Authority, RB, VRDN, Landis Homes Retirement Community Project (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/07/14 (a)	2,490	2,490,000
County of Lycoming Pennsylvania Authority, Refunding RB, VRDN (Manufacturers & Traders Trust Co. LOC), 0.08%, 4/07/14 (a)	4,175	4,175,000
Municipal Bonds	Par (000)	Value
Pennsylvania (concluded)
Emmaus General Authority, RB, VRDN, Pennsylvania Loan Program, Series A (US Bank NA LOC), 0.06%, 4/07/14 (a)	2,300	2,300,000
Pennsylvania Economic Development Financing Authority, RB, VRDN, AMT (a):
Evergreen Community Power Facility (Manufacturers & Traders Trust Co. LOC), 0.21%, 4/07/14	5,755	5,755,000
Merck & Co., Inc., West Point Project, 0.12%, 4/07/14	3,700	3,700,000
Pennsylvania HFA, RB, VRDN (a):
AMT, S/F Housing (JPMorgan Chase Bank NA SBPA), 0.09%, 4/01/14	3,000	3,000,000
Series 81C (Royal Bank of Canada SBPA), 0.07%, 4/07/14	1,100	1,100,000
Pennsylvania State University, RB, VRDN, PUTTERS, Series 1971 (JPMorgan Chase Bank NA SBPA), 0.07%, 4/07/14 (a)(b)(c)	2,900	2,900,000
Pennsylvania Turnpike Commission, ROCS, VRDN, Series II-R-11995 (Citibank NA Liquidity Agreement), 0.31%, 4/07/14 (a)(b)(c)	7,330	7,330,000
Southcentral General Authority, RB, VRDN (Manufacturers & Traders Trust Co. LOC), 0.11%, 4/07/14 (a)	10,730	10,730,000

		89,105,000
Rhode Island — 0.1%
Town of Cumberland Rhode Island, GO, 1.00%, 6/12/14	4,200	4,204,187
South Carolina — 1.0%
City of Columbia South Carolina Waterworks & Sewer System Revenue, RB, VRDN, Sewer Improvements (US Bank NA LOC), 0.08%, 4/01/14 (a)	10,000	10,000,000
South Carolina EDA, Deutsche Bank SPEARS/LIFERS Trust, Refunding RB, VRDN, Bon Secours Health System, Series 1141 (Deutsche Bank AG Guarantor, Deutsche Bank AG Liquidity Agreement), 0.11%, 4/07/14 (a)(b)(c)	4,640	4,640,000
South Carolina Public Service Authority, JPMorgan Chase PUTTERS/DRIVERS Trust, Refunding RB, VRDN, Series A (JPMorgan Chase Bank NA Liquidity Agreement), 0.14%, 4/07/14 (a)(b)(c)	3,000	3,000,000
South Carolina State Public Service Authority, RB, VRDN, Eagle Tax-Exempt Trust, Series 2006-0007, Class A (Citibank NA SBPA), 0.07%, 4/07/14 (a)(b)(c)	11,500	11,500,000

		29,140,000
Tennessee — 0.4%
County of Montgomery Tennessee Public Building Authority Tennessee, RB, VRDN, Tennessee County Loan Pool (Bank of America NA LOC), 0.12%, 4/07/14 (a)	1,015	1,015,000

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	23

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee (concluded)
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, VRDN, FLOATS, Series 3013 (Morgan Stanley Bank Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	$10,000	$10,000,000
State of Tennessee, GO, Refunding, Series C, 5.00%, 5/01/14	750	752,975

		11,767,975
Texas — 13.0%
Brazos Harbor Industrial Development Corp., RB, VRDN, BASF Corp. Project, AMT (a):
0.19%, 4/07/14	50,000	50,000,000
0.19%, 4/07/14	25,000	25,000,000
Brazos River Harbor Navigation District, RB, VRDN, BASF Corp. Project, AMT (a):
0.22%, 4/07/14	18,400	18,400,000
Brazoria County, Multi-Mode, 0.22%, 4/07/14	15,800	15,800,000
City of Brownsville Texas, Deutsche Bank SPEARS/LIFERS Trust, RB, VRDN, Series A (Deutsche Bank AG Guarantor, Deutsche Bank AG Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	6,750	6,750,000
City of Houston Texas ISD, GO, Refunding (PSF-GTD), 2.00%, 6/02/14 (d)	375	376,128
City of Houston Texas Public Improvement, JPMorgan Chase PUTTERS/DRIVERS Trust, GO, Refunding, VRDN, Series A (JPMorgan Chase Bank NA Liquidity Agreement), 0.10%, 4/07/14 (a)(b)(c)	6,375	6,375,000
County of Harris Texas, GO, VRDN, Clipper Tax-Exempt Certificate Trust, Series 2009-73 (State Street Bank & Trust Co. SBPA), 0.09%, 4/07/14 (a)(b)(c)	10,000	10,000,000
County of Harris Texas Cultural Education Facilities Finance Corp., Refunding RB, VRDN, Methodist Hospital, Sub-Series C-2, 0.08%, 4/01/14 (a)	37,960	37,960,000
County of Harris Texas Health Facilities Development Corp., Refunding RB, VRDN, Methodist Hospital, Series A-2, 0.08%, 4/01/14 (a)	20,000	20,000,000
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, VRDN, Christus Health, Series C-4 (Bank of Montreal LOC), 0.07%, 4/07/14 (a)	21,440	21,440,000
County of Tarrant Texas Cultural Education Facilities Finance Corp., Austin Trust, Refunding RB, VRDN, Certificates of Bank of America, Series 1201 (Bank of America NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	5,790	5,790,000
Denton ISD Texas, GO, VRDN, Building, Series 2005-A (Bank of America NA SBPA), 0.07%, 4/07/14 (a)	2,600	2,600,000
Lamar Consolidated ISD SPEARS/LIFERS Trust, GO, Refunding, VRDN (Texas Permanent School Fund Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c)	18,905	18,905,000
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, Deutsche Bank SPEARS/LIFERS Trust, Refunding RB, VRDN, Series DB-626 (Deutsche Bank AG Guarantor, Deutsche Bank AG SBPA), 0.08%, 4/07/14 (a)(b)(c)	18,732	18,732,000
Port of Corpus Christi Authority of Nueces County, Refunding RB, VRDN, Flint Hills Resource, Series A, AMT, 0.08%, 4/07/14 (a)	40,000	40,000,000
Port of Port Arthur Texas Navigation District, RB, VRDN, Project (a):
Texas Industrial Development Corp., Total Petrochemicals & Refining USA, Inc., 0.08%, 4/07/14	10,700	10,700,000
Total Petrochemicals AMT, 0.10%, 4/07/14	15,000	15,000,000
San Jacinto Texas Community College District, GO, VRDN, FLOATS (Morgan Stanley Bank Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	4,500	4,500,000
State of Texas, GO, VRDN (a):
Series B (Bank of New York NA SBPA), 0.06%, 4/07/14	12,000	12,000,000
Veterans Housing Assistance Program II, Series A (Landesbank Hessen-Thuringen SBPA), 0.10%, 4/07/14	3,100	3,100,000
Texas City Industrial Development Corp., RB, VRDN, NRG Energy, Inc. Project (Bank of America NA LOC), 0.08%, 4/07/14 (a)	4,825	4,825,000
Texas Municipal Power Agency, Wells Fargo Stage Trust, Refunding RB, FLOATS, VRDN, Series 12C (Wells Fargo Bank NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	5,605	5,605,000
Texas State University System, Wells Fargo Stage Trust, RB, FLOATS, VRDN (Wells Fargo Bank NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	4,700	4,700,000
Texas Transportation Commission, RB, 5.00%, 4/01/14	250	250,032
University of Texas, Permanent University Fund, Refunding RB, VRDN, Series A, 0.03%, 4/07/14 (a)	9,000	9,000,000

		367,808,160
Utah — 2.0%
City of Murray Utah, RB, VRDN, IHC Health Services, Inc. (a):
Series C (Northern Trust Co. SBPA), 0.07%, 4/01/14	20,295	20,295,000
Series D, 0.07%, 4/01/14	10,000	10,000,000
County of Nebo Utah School District, GO, School Building Bonds, Series B, 2.00%, 7/01/14	2,000	2,009,238
County of Weber Utah, RB, VRDN, Series C (Bank of New York SBPA), 0.07%, 4/01/14 (a)	9,000	9,000,000
State of Utah, GO, FLOATS, VRDN (Morgan Stanley Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	8,200	8,200,000
Utah Transit Authority, RB, VRDN (AGM) (Deutsche Bank AG Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	8,345	8,345,000

		57,849,238

See Notes to Financial Statements.

24	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Schedule of Investments (continued)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia — 3.2%
City of Alexandria Virginia IDA, RB, VRDN (a):
American Academy of Otolaryngology, Head and Neck Surgery Foundation, Series B (Bank of America NA LOC), 0.06%, 4/07/14	$6,310	$6,310,000
Young Men’s Christian Association (Manufacturers & Traders LOC), 0.11%, 4/07/14	1,100	1,100,000
County of Arlington Virginia IDA, Refunding RB, VRDN, Woodbury Park Project, Series A (Freddie Mac Liquidity Agreement), 0.06%, 4/07/14 (a)	4,200	4,200,000
County of Fairfax Virginia IDA, Refunding RB, VRDN, Window, Healthcare, Inova Health System, Series C, 0.14%, 4/03/14 (a)	10,405	10,405,000
State of Virginia Commonwealth Transportation Board, RB, VRDN, Clipper Tax-Exempt Certificate Trust, Series A (State Street Bank & Trust Co. Liquidity Agreement), 0.06%, 4/07/14 (a)(b)(c)	12,160	12,160,000
State of Virginia HDA, RB, MERLOTS, VRDN, AMT (Wells Fargo Bank NA SBPA), 0.13%, 4/07/14 (a)(b)(c)	3,000	3,000,000
State of Virginia HDA, Refunding RB, MERLOTS, VRDN, S/F Housing, Series C42, AMT (Wells Fargo Bank NA SBPA), 0.13%, 4/07/14 (a)(b)(c)	2,880	2,880,000
Virginia College Building Authority, RB, VRDN, 21st Century College (Wells Fargo Bank NA SBPA) (a):
Series B, 0.08%, 4/01/14	29,765	29,765,000
Series C, 0.08%, 4/01/14	17,630	17,630,000
Virginia College Building Authority, Refunding RB, VRDN, Barclays Capital Municipal Trust Receipts, FLOATS, Series 4B (Barclays Bank PLC Liquidity Agreement), 0.11%, 4/07/14 (a)(b)(c)	1,335	1,335,000
Winchester IDA Virginia, Refunding RB, VRDN, Westminister-Cantenbury, Series B (Branch Banking & Trust LOC), 0.07%, 4/07/14 (a)	925	925,000

		89,710,000
Washington — 3.9%
County of King Washington, Refunding RB, Wells Fargo Stage Trust, FLOATS, VRDN (Wells Fargo Bank NA Liquidity Agreement), 0.12%, 4/07/14 (a)(b)(c)	15,950	15,950,000
County of King Washington Sewer Revenue, Austin Trust, Refunding RB, VRDN, Series 1200 (AGM) (Bank of America NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	10,000	10,000,000
Port of Tacoma Washington, ARB, VRDN, ROCS, RR-II-12056, AMT (AGC) (Citibank NA Liquidity Agreement), 0.10%, 4/03/14 (a)(b)(c)	9,900	9,900,000
State of Washington, JPMorgan Chase PUTTERS/DRIVERS Trust, GO, Refunding, VRDN, Series C (JPMorgan Chase Bank Liquidity Agreement), 0.07%, 4/07/14 (a)(b)(c)	3,745	3,745,000
Municipal Bonds	Par (000)	Value
Washington (concluded)
State of Washington, Wells Fargo Stage Trust, GO, FLOATS, VRDN (Wells Fargo Bank NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	20,000	20,000,000
Washington State Health Care Facilities Authority, Austin Trust, Refunding RB, VRDN, Series 1180 (Bank of America NA Liquidity Agreement), 0.08%, 4/07/14 (a)(b)(c)	5,925	5,925,000
Washington State Housing Finance Commission, RB, VRDN (a):
Affinity Southridge Apartments Project (Federal Home Loan Guarantor) (East West Bank LOC), 0.08%, 4/07/14	5,400	5,400,000
Heatherwood, Inc., LLC, Series A, AMT (Freddie Mac Liquidity Agreement), 0.08%, 4/07/14	11,125	11,125,000
Kingsgate LLC, Series A, AMT (Freddie Mac Liquidity Agreement), 0.08%, 4/07/14	11,050	11,050,000
Mill Pointe LP, Series A, AMT (Freddie Mac Liquidity Agreement), 0.08%, 4/07/14	9,325	9,325,000
Traditions at South Hill Apartments Project (Federal Home Loan Guarantor) (East West Bank LOC), 0.08%, 4/07/14	9,000	9,000,000

		111,420,000
West Virginia — 0.2%
West Virginia EDA, RB, VRDN (Sumitomo Mitsui Trust Bank Ltd. LOC), 0.07%, 4/07/14 (a)	5,800	5,800,000
Wisconsin — 5.6%
State of Wisconsin, ECN, TECP:
0.15%, 4/01/14	48,000	48,000,000
0.09%, 5/02/14	15,000	15,000,000
0.09%, 5/06/14	34,635	34,635,000
State of Wisconsin, GO, Refunding (NPFGC), 5.50%, 5/01/14	915	919,042
State of Wisconsin, RB, 5.00%, 6/01/14	850	856,752
State of Wisconsin, TECP, Petroleum Inspection Fee:
0.15%, 4/01/14	30,000	30,000,000
0.11%, 5/02/14	11,650	11,650,000
Village of Kohler Wisconsin, RB, VRDN, Kohler Co. Project, AMT (Wells Fargo Bank NA LOC), 0.12%, 4/07/14 (a)	4,000	4,000,000
West Bend Housing Authority, RB, VRDN, AMT (US Bank NA LOC), 0.11%, 4/07/14 (a)	5,165	5,165,000
Wisconsin Health & Educational Facilities Authority, RB, ROCS, VRDN, Ascension Health, Series II R-14065 (Citibank NA Liquidity Agreement), 0.07%, 4/07/14 (a)(b)(c)	3,000	3,000,000
Wisconsin Health & Educational Facilities Authority, Refunding RB, VRDN, Ascension Health Alliance, Series B-5, 0.12%, 4/03/14 (a)	5,665	5,665,000

		158,890,794
Wyoming — 0.3%
County of Converse Wyoming, Refunding RB, VRDN, PacifiCorp Projects (Bank of Nova Scotia LOC), 0.06%, 4/07/14 (a)	6,485	6,485,000

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	25

Schedule of Investments (concluded)	Master Tax-Exempt LLC (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Wyoming (concluded)
Wyoming Community Development Authority, P-FLOATS, RB, Series 1424-R (Bank of America NA Liquidity Agreement), 0.14%, 4/07/14 (a)(b)(c)	$3,100	$3,100,000

		9,585,000
Total Investments (Cost—$2,833,177,160*) — 100.2%		2,833,177,160
Liabilities in Excess of Other Assets — (0.2)%		(6,424,808)

Net Assets — 100.0%		$2,826,752,352

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	These securities are short-term floating rate certificates issued by tender option bond trusts and are secured by the underlying municipal bond securities.

(d)	Variable rate security. Rate shown is as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master LLC has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of March 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Municipal Bonds[1]	—	$2,833,177,160	—	$2,833,177,160
[1] See above Schedule of Investments for values in each state or political subdivision.

The carrying amount for certain of the Master LLC’s assets approximates fair value for financial statement purposes. As of March 31, 2014, cash of $856,917 is categorized as Level 1 within the disclosure hierarchy.

There were no transfers between levels during the year ended March 31, 2014.

See Notes to Financial Statements.

26	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Statement of Assets and Liabilities

March 31, 2014	Master Tax-Exempt LLC

Assets
Investments at value — unaffiliated (cost — $ 2,833,177,160)	$2,833,177,160
Cash	856,917
Interest receivable	3,300,291
Contributions receivable from investors	1,785,571
Prepaid expenses	26,112

Total assets	2,839,146,051

Liabilities
Investments purchased payable	12,065,564
Investment advisory fees payable	196,365
Directors’ fees payable	23,951
Other affiliates payable	7,944
Other accrued expenses payable	99,875

Total liabilities	12,393,699

Net Assets	$2,826,752,352

Net Assets Consist of
Investors’ capital	$2,826,752,352

Statement of Operations

Year Ended March 31, 2014	Master Tax-Exempt LLC

Investment Income
Income	$4,320,407

Expenses
Investment advisory	4,515,296
Accounting services	183,172
Directors	93,726
Custodian	76,297
Professional	50,955
Printing	931
Miscellaneous	113,088

Total expenses	5,033,465
Less fees waived by Manager	(2,508,096)

Total expenses after Fees waived	2,525,369

Net investment income	1,795,038

Realized Gain
Net realized gain from investments	395,191

Net Increase in Net Assets Resulting from Operations	$2,190,229

See Notes to Financial Statements.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	27

Statements of Changes in Net Assets	Master Tax-Exempt LLC

	Year Ended March 31,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$1,795,038	$4,898,897
Net realized gain	395,191	65,548

Net increase in net assets resulting from operations	2,190,229	4,964,445

Capital Transactions
Proceeds from contributions	12,345,692,114	15,107,389,487
Value of withdrawals	(12,594,231,837)	(15,668,329,378)

Net decrease in net assets derived from capital transactions	(248,539,723)	(560,939,891)

Net Assets
Total decrease in net assets	(246,349,494)	(555,975,446)
Beginning of year	3,073,101,846	3,629,077,292

End of year	$2,826,752,352	$3,073,101,846

Financial Highlights	Master Tax-Exempt LLC

	Year Ended March 31,
	2014	2013	2012	2011	2010

Total Investment Return
Total investment return	0.07%	0.15%	0.10%	0.25%	0.42%

Ratios to Average Net Assets
Total expenses	0.17%	0.17%	0.17%	0.16%	0.15%

Total expenses after fees waived	0.08%	0.08%	0.14%	0.16%	0.15%

Net investment income	0.06%	0.15%	0.12%	0.26%	0.43%

Supplemental Data
Net assets, end of year (000)	$2,826,752	$3,073,102	$3,629,077	$4,383,330	$6,495,521

See Notes to Financial Statements.

28	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Notes to Financial Statements	Master Tax-Exempt LLC

1. Organization:

Master Tax-Exempt LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

2. Significant Accounting Policies:

The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: U.S. GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion of discounts and amortization of premiums are recorded until the maturity of the security.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s U.S. federal tax returns remains open for each of the four years ended March 31, 2014. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master LLC’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rate:

Average Daily Net Assets	Investment Advisory Fee
First $500 Million	0.250%
$500 Million — $1 Billion	0.175%
Greater than $1 Billion	0.125%

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

The Manager voluntarily agreed to waive a portion of the advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeder funds that invest in the Master LLC to maintain minimum levels of net investment income. These amounts, if any, are reported in the Statement of Operations as fees waived by Manager.

For the year ended March 31, 2014, the Master LLC reimbursed the Manager $29,866 for certain accounting services, which is included in accounting services in the Statement of Operations.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	29

Notes to Financial Statements (concluded)	Master Tax-Exempt LLC

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

The Master LLC may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended March 31, 2014, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $617,017,898 and $228,206,640, respectively.

4. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Master LLC.

Certain obligations held by the Master LLC have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. The Master LLC monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Report of Independent Registered Public Accounting Firm	Master Tax-Exempt LLC

To the Investors and Board of Directors of Master Tax-Exempt LLC:

We have audited the accompanying statement of assets and liabilities of Master Tax-Exempt LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion.

An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Tax-Exempt LLC as of March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 22, 2014

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	31

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2002	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 155 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 155 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 155 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 155 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. from 2007 to 2012.	33 RICs consisting of 155 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2002	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 155 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 155 Portfolios	None

32	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate-past Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants since 2010 and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 155 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 155 Portfolios	None
[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None
[3]

Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	33

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Head of the Global Cash Group since 2013; Co-head of the Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2015; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Investment Advisor and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Sidley Austin LLP New York, NY 10019

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Financial Data Services, Inc. Jacksonville, FL 32246	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

34	BBIF TAX-EXEMPT FUND	MARCH 31, 2014

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BBIF TAX-EXEMPT FUND	MARCH 31, 2014	35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

BBIFTE-3/14-AR

Item 2 –	Code of Ethics – Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Tax-Exempt Fund	$7,363	$7,363	$0	$0	$10,600	$9,600	$0	$0
Master Tax-Exempt LLC	$26,363	$26,363	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant

2

and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Tax-Exempt Fund	$10,600	$9,600
Master Tax-Exempt LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

3

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Tax-Exempt Fund and Master Tax-Exempt LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BBIF Tax-Exempt Fund and Master Tax-Exempt LLC

Date: May 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BBIF Tax-Exempt Fund and Master Tax-Exempt LLC

Date: May 29, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BBIF Tax-Exempt Fund and Master Tax-Exempt LLC

Date: May 29, 2014

5